Exhibit 10.5.1

FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment to Credit Agreement (this “Amendment”) is entered into effective as of February 12, 2017 (the “First Amendment Effective Date”), by and among Noble Midstream Services, LLC, a Delaware limited liability company (the “Borrower”), Noble Midstream Partners LP, a Delaware limited partnership (the “Parent”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”) and the undersigned Lenders party hereto. Terms used in this Amendment, but not defined herein, have the meaning set forth in the Credit Agreement.
RECITALS
WHEREAS, the Borrower, the Parent, the Administrative Agent and the Lenders are party to that certain Credit Agreement dated as of September 20, 2016 (as amended, supplemented or modified prior to the date hereof, the “Credit Agreement”);
WHEREAS, pursuant to the Credit Agreement, the Lenders have made Commitments to the Borrower;
WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that it has formed Trinity River DevCo LLC, a Delaware limited liability company (“Trinity River”), which is a wholly-owned Subsidiary (but not a Material Subsidiary) of the Borrower;
WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that Trinity River intends to subscribe to acquire 50% of the membership interests (the “Subscription”) in a limited liability company (“HoldCo”) that will, directly or indirectly, hold an oil pipeline originating in the Permian Basin and terminating in Crane, TX, with the consummation of such Subscription constituting an Investment anticipated to be consummated within 90 days of the signing of definitive documentation of the Subscription and no later than December 31, 2017 (such date of consummation, the “First Investment Date”) and that Trinity River shall constitute a Material Subsidiary after giving effect to such acquisition.
WHEREAS, subject to and upon the terms and conditions set forth herein, the Lenders have agreed, in accordance with Section 10.01 of the Credit Agreement, to amend the Credit Agreement to permit Trinity River to make such Investment in HoldCo as of the First Investment Date;
NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Parent, the Administrative Agent and the Lenders hereby agree as follows:
Section 1.Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement shall be amended effective as of the First Amendment Effective Date in the manner provided in this Section 1.

1.1    Additional Definitions. Section 1.01 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:
“First Investment Date” means the date of the first Midland Pipeline Investment.
“Midland Pipeline Investment” has the meaning specified in Section 7.10(j).
1.2    Amendment to Section 7.10. Section 7.10 of the Credit Agreement shall be amended to (a) delete the word “and” at the end of clause (h) thereof, (b) amend and restate the “.” at the end of clause (i) thereof with “;” and (c) insert a new clause (j) which shall read in full as follows:
(j) Investments made by a Loan Party or a Subsidiary of a Loan Party in membership interests of a limited liability company (“HoldCo”) that directly or indirectly holds an oil pipeline originating in the Permian Basin and terminating in Crane, TX (each a “Midland Pipeline Investment”); provided that:
(i) on the first date of such Midland Pipeline Investment, if the Loan Party or Subsidiary of such Loan Party would constitute a Material Subsidiary as a result of such Investment (but solely to the extent such Person was not a Material Subsidiary prior to the making of such Midland Pipeline Investment) the Administrative Agent shall have received:
(A) a Supplement to the Guarantee Agreement, dated as of such date, executed by such Person;
(B)    a certificate of a secretary or assistant secretary of Borrower, acting in its capacity as the sole member of such Person, certifying as to the incumbency and genuineness of the signature of each Responsible Officer, secretary and assistant secretary of Borrower executing the Loan Documents to which such Person is a party and certifying that attached thereto is a true, correct and complete copy of the certificate or articles of limited partnership, formation or incorporation, as applicable, of such Person and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of organization, the limited partnership agreement, operating agreement, bylaws or other governing document, as applicable, of such Person as in effect on the First Investment Date and resolutions duly adopted by the board of directors, or other governing body, as applicable, of Borrower, acting in its capacity as sole member of such Person authorizing and approving the transactions contemplated hereunder and the execution, delivery and performance of the Loan Documents to which such Person is a party;

(C)     certificates as of a recent date setting forth the good standing of such Person under the Laws of (i) its jurisdiction of organization and (ii) each other jurisdiction in which the failure to be qualified to do business in such jurisdiction would reasonably be expected to have a Material Adverse Effect;
(D)    an opinion of counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, in each case as to such customary matters regarding the transactions contemplated by this Section 7.10(j)(i) in the form attached hereto as Exhibit 7.10(j) as the Administrative Agent or its counsel may reasonably request, which opinion shall permit reliance thereon by assignees permitted by Section 10.07(b), subject to customary conditions;
(E)    customary “know your customer” information regarding such Person as requested by Administrative Agent; and
(F)     the First Investment Date shall be no later than December 31, 2017.
and (ii) at the time of the making of any Midland Pipeline Investment in excess of $1,000,000, the Borrower shall have delivered to the Administrative Agent a certificate, signed by a Responsible Officer of the Borrower, setting forth (A) the aggregate amount of all Midland Pipeline Investments made prior to such date (which amount shall not exceed $100,000,000) and (B) the amount of all such Midland Pipeline Investments being made on the date of such certificate.
1.3    Exhibit 7.10(j). The Credit Agreement is hereby amended to add thereto a new Exhibit 7.10(j) in the form of Exhibit 7.10(j) attached hereto.
Section 2.    Conditions Precedent to Amendment. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent.
2.1    Counterparts. On or before the First Amendment Effective Date, Administrative Agent shall have received counterparts hereof duly executed by the Borrower, the Parent and the Lenders constituting at least the Required Lenders.
2.2    Fees and Expenses. On or before the First Amendment Effective Date, the Borrower shall have paid to Administrative Agent all fees due and owing to Administrative Agent (to the extent an invoice has been received by Borrower at least 24 hours prior to the First Amendment Effective Date) pursuant to or in connection with this Amendment including, without limitation, all reasonable fees and expenses incurred by Administrative Agent (including, without limitation, fees and expenses of counsel to Administrative Agent) in the preparation, execution, review and negotiation of this Amendment and the other Loan Documents.

2.3    No Material Adverse Effect. Prior to the First Amendment Effective Date there shall not have occurred any events that, individually or in the aggregate, have had a Material Adverse Effect.
2.4    No Default. As of the First Amendment Effective Date, no Default or Event of Default shall have occurred which is continuing.
Section 3.    Subsidiary Listing. On or before the First Investment Date, Administrative Agent shall have received an updated listing of the Subsidiaries of Parent, consistent (except for the timing of delivery) with the listing described in Section 6.01(c) of the Credit Agreement, and otherwise in the form of Schedule 5.09 of the Credit Agreement.
Section 4.    Representations and Warranties of the Borrower and the Parent. To induce Lenders and Administrative Agent to enter into this Amendment, the Borrower and the Parent each hereby represents and warrants to Lenders and Administrative Agent, on the First Amendment Effective Date, as follows:
4.1    Reaffirm Existing Representations and Warranties. Each representation and warranty of each Loan Party contained in the Credit Agreement and the other Loan Documents, or which are contained in any document furnished at any time under or in connection herewith or therewith, is true and correct in all material respects (or if qualified by materiality or Material Adverse Effect, in all respects) on the date hereof (or, if such representation speaks as of an earlier date, as of such earlier date).
4.2    Due Authorization; No Conflict. The execution, delivery and performance by the Borrower and the Parent of this Amendment are within the Borrower’s limited liability company powers and the Parent’s partnership powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon the Borrower, the Parent or any other Loan Party or result in the creation or imposition of any Lien upon any of the assets of the Borrower, the Parent or any other Loan Party except Liens permitted by Section 7.01 of the Credit Agreement.
4.3    Validity and Enforceability. This Amendment constitutes the valid and binding obligation of the Borrower and the Parent enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.
4.4    No Default or Event of Default. No Default or Event of Default has occurred which is continuing.
4.5    Acknowledgment of No Defenses. The Borrower and the Parent each acknowledges that it has no defense to (a) the Borrower’s obligation to pay the Obligations when due, or (b) the validity, enforceability or binding effect against the Borrower, the Parent or any other Loan Party of the Credit Agreement or any of the other Loan Documents (to the extent a party thereto) or any Liens intended to be created thereby.
4.6    Inaction by Administrative Agent or Lenders. No failure or delay on the part of Administrative Agent or Lenders to exercise any right or remedy under the Credit Agreement, any other Loan Documents or applicable law shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise of any right or remedy, all of which are cumulative and may be exercised without notice except to the extent notice is expressly required (and has not been waived) under the Credit Agreement, the other Loan Documents and applicable law.
Section 5.    Miscellaneous.
5.1    Reaffirmation of Loan Documents. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations.
5.2    Loan Document. This Amendment constitutes a Loan Document.
5.3    Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
5.4    Legal Expenses. The Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.
5.5    Counterparts. This Amendment may be executed in counterparts, including, without limitation, by electronic signature, and all parties need not execute the same counterpart; however, no party shall be bound by this Amendment until the Borrower, the Parent, the Guarantors and the Lenders constituting at least the Required Lenders have executed a counterpart. Facsimiles or other electronic transmissions (e.g. pdfs) of such executed counterparts shall be effective as originals.
5.6    Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.
5.7    Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

5.8    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers on the date and year first above written.
[Signature Pages to Follow]

BORROWER:	NOBLE MIDSTREAM SERVICES, LLC, a Delaware limited liability company
By: /s/ Terry R. Gerhart
Terry R. Gerhart
        Chief Executive Officer

PARENT:	NOBLE MIDSTREAM PARTNERS LP, a Delaware limited partnership
By: Noble Midstream GP LLC, its General Partner
By: /s/ Terry R. Gerhart
Terry R. Gerhart
Chief Executive Officer

Signature Page to NBLX Credit Facility First Amendment

ADMINISTRATIVE AGENT:            JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, a Swing Line Lender, an L/C Issuer                             and a Lender
By:     /s/ Debra Hrelja
                        Name:    Debra Hrelja
                        Title:    Vice President

Signature Page to NBLX Credit Facility First Amendment

LENDERS:                    BANK OF AMERICA, N.A.,
as Lender, a Swing Line Lender and an L/C Issuer
By:     /s/ Greg M. Hall
                        Name:    Greg M. Hall
                        Title:    Vice President

Signature Page to NBLX Credit Facility First Amendment

BARCLAYS BANK PLC,
as an L/C Issuer and a Lender
By:     /s/ Evan Moriarty
                        Name:    Evan Moriarty
                        Title:    Assistant Vice President

Signature Page to NBLX Credit Facility First Amendment

CITIBANK, N.A.,
as a Lender
By:     /s/ Cathy Shepherd

                        Name:    Cathy Shepherd
Title:    Vice President

Signature Page to NBLX Credit Facility First Amendment

DNB CAPITAL LLC,
as a Lender
By:     /s/ Caroline Adams
                        Name:    Caroline Adams
Title:    First Vice President
By:     /s/ Kristie Li
                        Name:    Kristie Li
Title:    Senior Vice President

DNB BANK ASA, NEW YORK BRANCH,
as an L/C Issuer
By:     /s/ Caroline Adams
                        Name:    Caroline Adams
Title:    First Vice President
By:     /s/ Kristie Li
                        Name:    Kristie Li
Title:    Senior Vice President

Signature Page to NBLX Credit Facility First Amendment

THE BANK OF NOVA SCOTIA,
as Lender
By:     /s/ Mark Sparrow

                        Name:    Mark Sparrow
Title:    Director

Signature Page to NBLX Credit Facility First Amendment

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
as Lender
By:     /s/ Todd Vaubel

                        Name:    Todd Vaubel
Title:    Vice President

Signature Page to NBLX Credit Facility First Amendment

BNP PARIBAS,
as Lender
By:     /s/ Ann Rhoads
Name:    Ann Rhoads
Title:    Managing Director
By:     /s/ Vincent Tarpet
Name:    Vincent Trapet
Title:    Director

Signature Page to NBLX Credit Facility First Amendment

BRANCH BANKING AND TRUST COMPANY,
as Lender
By:     /s/ Sarah Bryson
Name:    Sarah Bryson
Title:    Senior Vice President

Signature Page to NBLX Credit Facility First Amendment

DEUTSCHE BANK AG NEW YORK BRANCH,
as Lender
By:     /s/ Ming K. Chu
Name:    Ming K. Chu
Title:    Director

By:     /s/ Virginia Cosenza
Name:    Virginia Cosenza
Title:    Vice President

Signature Page to NBLX Credit Facility First Amendment

FIFTH THIRD BANK,
as Lender
By:     /s/ Richard Butler
Name:    Richard Butler
Title:    Senior Vice President

Signature Page to NBLX Credit Facility First Amendment

MIZUHO BANK, LTD.,
as Lender
By:     /s/ Leon Mo
Name:    Leon Mo
Title:    Authorized Signatory

Signature Page to NBLX Credit Facility First Amendment

PNC BANK, NATIONAL ASSOCIATION,
as Lender
By:     /s/ Denise S. Davis
Name:    Denise S. Davis
Title:    Assistant Vice President

Signature Page to NBLX Credit Facility First Amendment

SOCIETE GENERALE,
as Lender
By:     /s/ Diego Medina
Name:    Diego Medina
Title:    Director

Signature Page to NBLX Credit Facility First Amendment

SUMITOMO MITSUI BANKING CORPORATION,
as Lender
By:     /s/ James D. Weinstein
Name:    James D. Weinstein
Title:    Managing Director

Signature Page to NBLX Credit Facility First Amendment

THE TORONTO-DOMINION BANK, NEW YORK BRANCH,
as Lender
By:     /s/ Annie Dorval
Name:    Annie Dorval
Title:    Authorized Signatory

Signature Page to NBLX Credit Facility First Amendment

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Lender
By:     /s/ Jeffrey Cobb
Name:    Jeffrey Cobb
Title:    Director

Signature Page to NBLX Credit Facility First Amendment

Exhibit 7.10(j)
Form of Certificate

Exhibit 7.10(j) - Form of Certificate for Investment
OFFICER’S CERTIFICATE
OF
NOBLE MIDSTREAM SERVICES, LLC
__________, 20___
The undersigned hereby certifies that [s]he is the [__________](1) of Noble Midstream Services, LLC, a Delaware limited liability company (the “Borrower”), and that as such [s]he is authorized to execute this certificate on behalf of the Borrower. This certificate is being delivered pursuant to Section 7.10(j) of that certain Credit Agreement dated as of September 20, 2016 (together with all amendments or supplements thereto being the “Credit Agreement”), among the Borrower, Noble Midstream Partners LP, a Delaware limited partnership, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent.
I hereby further certify that:

1.	The aggregate amount of all Midland Pipeline Investments made prior to the date of this Certificate is $__________.

2.	The amount of the Midland Pipeline Investment made or to be made on the date of this Certificate is $_________.
[Signature Page Follows]

(1) Certificate should be signed by a Responsible Officer which term includes the chief executive officer, president, executive vice president, senior vice president, chief financial officer, principal accounting officer, treasurer or assistant treasurer.

EXECUTED AND DELIVERED on the ___ day of __________.
BORROWER:
NOBLE MIDSTREAM SERVICES, LLC

By:
Name:
Title:

Exhibit 7.10(j) to NBLX Credit Facility First Amendment